Supplemental Oil and Gas Information (Unaudited) - Summary of Future Net Cash Flows Related to Proved Oil and Gas Reserves (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Extractive Industries [Abstract]
Future cash inflows	$ 133,197	$ 146,605
Future production costs	(8,804)	(9,745)
Future income tax expense	(11,195)	(1,026)
Future net cash flows (undiscounted)	113,198	135,834
Annual discount 10% for estimated timing	(50,468)	(61,055)
Total	$ 62,730	$ 74,779	$ 94,146